SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): OCTOBER 16, 2002




                               NOVOSTE CORPORATION
                      -------------------------------------
                  (Exact name of registrant as specified in its
                                    charter)



            FLORIDA                              0-20727                   59-2787476
(State or other jurisdiction of             (Commission File           (I.R.S. Employer
incorporation or organization)                    Number)               Identification No.)




                  3890 STEVE REYNOLDS BLVD., NORCROSS, GA 30093
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (770) 717-0904





          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On October 16, 2002, the Company announced by press release that Alfred J. Novak has been appointed as the Company's chief executive officer. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

     In addition, on October 16, 2002, the Board of Directors of the Company adopted two amendments to its Second Amended and Restated By-laws (the "By-laws"). In general, the amendments set forth certain notice requirements for shareholders when calling a special meeting of the Company's shareholders or submitting shareholder proposals (either a shareholder nomination of directors or other business) at annual meetings of the Company's shareholders. In addition, the amendment to the By-laws relating to the calling of a special meeting also establishes certain timing requirements for the setting of the record and meeting dates.

     Specifically, the amendments provide that, in addition to any other applicable requirements, for a shareholder to properly call a special meeting, the shareholder must deliver to the Secretary of the Company written notice and must include in such notice certain required information. Business transacted at the special meeting will be limited to the purposes stated in such notice. The Secretary will determine if the notice complies with the information requirements set forth in the By-laws. If the Secretary determines that the notice complies with the information requirements set forth in the By-laws, the Secretary will notify the Board of Directors. The Board of Directors will then meet or take action by written consent within 10 days from receiving such notice from the Secretary in order to fix (1) a record date to determine the shareholders entitled to receive notice of and to vote at the special meeting and (2) a date and location for the special meeting of shareholders. The record date set by the Board of Directors may not precede or be more than 10 days after the date of the meeting or written consent of the Board of Directors that fixed such record date. The date of the special meeting selected by the Board of Directors may not be earlier than 45 days or later than 70 days after the record date.

     The amendments also provide that, in addition to any other applicable requirements, for a shareholder proposal (either a shareholder nomination of directors or other business) to be properly brought before an annual meeting of shareholders, a shareholder must have delivered to the Secretary written notice not less than 90 days nor more than 120 days prior to the first anniversary of the date of the annual meeting for the prior year, except in certain circumstances. Such written notice must set forth certain required information including, if applicable, that information regarding each of the director nominees that would otherwise be required by the proxy rules promulgated by the Securities and Exchange Commission.

     The foregoing description of the amendments to the By-laws does not purport to be complete and is qualified in its entirety by reference to the amendments which are attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                      * * *

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit
Number         Exhibit Description
-------        -------------------

Exhibit 99.1 First Amendment to the Second Amended and Restated By-Laws of Novoste Corporation dated October 16, 2002

Exhibit 99.2   Press Release of the Company dated October 16, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NOVOSTE CORPORATION


Date: October 16, 2002               By:  /s/ Edwin B. Cordell, Jr.
                                          -----------------------------------
                                          Edwin B. Cordell, Jr.
                                          Vice President, CFO, Finance
                                          and Treasurer

                                INDEX TO EXHIBITS

Exhibit
Number         Exhibit Description
-------        -------------------

Exhibit 99.1 First Amendment to the Second Amended and Restated By-Laws of Novoste Corporation dated October 16, 2002

Exhibit 99.2   Press Release of the Company dated October 16, 2002










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